SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]


Check the appropriate box:
[   ]  Preliminary Proxy Statement       [   ] Confidential, For Use of the
[   ]  Definitive Proxy Statement              Commission Only
[   ]  Definitive Additional Materials         (as permitted by Rule14a-6(e)(2))
[X]    Soliciting Material Under Rule 14a-12

                         THE ROBERT MONDAVI CORPORATION
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:

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       (2) Aggregate number of securities to which transaction applies:

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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       paid previously. Identify the previous filing by registration statement
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

                 Filed by The Robert Mondavi Corporation pursuant to Rule 14a-12 of the Securities and Exchange Act


     The following is the text of a voicemail and e-mail sent to the Company's employees by Gregory Evans, the Company's Chief Executive Officer, on November 3, 2004:

Good Afternoon.

This is Greg Evans with substantial news about our company.

Our Board of Directors met again to discuss the proposal received from Constellation Brands to purchase The Robert Mondavi Corporation. Constellation has increased its bid to $56.50 per share of Class A common stock and $65.82 per share of Class B common stock, which represents a premium to where our stock was trading prior to Constellation's announcement of their intent to purchase the company. The Board and family have determined that it is in the best interest of the shareholders to accept this bid and for the Company to sign an agreement with Constellation.

Under the agreement, if the transaction is completed, RMC would become part of Constellation Brands. Over the next several months, we will work closely with Constellation to finalize the details of this transaction.

As you may know, Constellation is a leading international producer and marketer of beverage alcohol brands with a broad portfolio across the wine, spirits and imported beer categories. Constellation produces, markets and sells a broad portfolio of wines throughout the world and their portfolio includes such well-known brands as: Franciscan, Estancia, Simi, Blackstone, Ravenswood, Alice White and Hardy. Selling more than 75 million cases annually, Constellation Wines is the world's largest wine business, operates the leading independent drinks wholesaler and a cider business in the United Kingdom.

The combination of our two businesses creates a global leader in the wine industry. Constellation has indicated that they will take steps to preserve the integrity of our company and will integrate our employees into their winning team. We are encouraged by the opportunities that lie ahead for employees.

I know that the past few months have been highly stressful. And again, I want to thank you for your hard work and your continued focus during this challenging time. Please keep in mind that we continue to have a commitment to moving our business forward even through this transition period. For the next few months, we anticipate that your day-to-day job responsibilities remain the same.

I want you to know that the management team appreciates the results you have achieved in recent months, as well as the support and encouragement you have provided to one another. Your good work will be noticed by us, by our customers and by the folks from Constellation. We will continue to deliver updates. In the meantime, please continue to reach out to your managers or to me with your questions through Outlook under Transition Questions.

Constellation is hosting a call for the public at 2:30pm Pacific time today. We have posted a link to the webcast on the Connect home page. You can also access the call by listening to the webcast on www.cbrands.com or calling 1-800-860-2442. If you are not able to listen this afternoon, a replay of the call will be available until November 10, 2004 by dialing 1-877-344-7529.


 Important Information For Investors And Shareholders

     In connection with the proposed merger, The Robert Mondavi Corporation will file a proxy statement and other relevant documents with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. INVESTORS AND SHAREHOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY THE COMPANY THROUGH THE SEC WEB SITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM THE COMPANY BY DIRECTING A REQUEST TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT 841 LATOUR COURT, NAPA, CA 94558; TELEPHONE
(707) 251-4850; E-MAIL MOND@ROBERTMONDAVI.COM.

     The Company, Constellation Brands, Inc. and their respective directors, executive officers, certain members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company's shareholders and their interests in the solicitation will be set forth in the proxy statement when it is filed with the SEC.


                                       ###


     The following is the text of a letter jointly sent to the Company's employees by Gregory Evans, the Company's Chief Executive Officer, and Richard Sands, the Chairman and Chief Executive Officer of Constellation Brands, Inc., on November 3, 2004:

Dear Mondavi Employee:

     On behalf of both Constellation Brands and The Robert Mondavi Corporation, we would like to take this opportunity to tell you how pleased and excited we are about the combination of our two great companies and our future together. We are convinced that Constellation and Mondavi are an ideal match that, once combined, will create a global leader in our industry.

     As you may know, Constellation is a leading international producer and marketer of beverage alcohol brands with a broad portfolio across the wine, spirits and imported beer categories. Constellation Wines produces, markets and sells a broad portfolio of wines throughout the world and our portfolio includes such well-known brands as: Franciscan, Estancia, Simi, Blackstone, Ravenswood, Alice White and Hardy. Selling more than 75 million cases annually, Constellation Wines is the world's largest wine business, operates the leading independent drinks wholesaler and a cider business in the United Kingdom.

     Through this combination, Robert Mondavi's fine portfolio of products will remain intact and the combined company will offer customers a broader, more diverse product offering. Our two great companies have complementary wine assets, including vineyards, production facilities and distribution capabilities that will mutually strengthen Constellation's portfolio and the Robert Mondavi brand. We are confident that this combination will result in a stronger company with exciting growth opportunities for all brands in the combined portfolio.

Constellation has a deep appreciation for the long, rich history of the Robert Mondavi family, the Robert Mondavi brand and the contributions of Robert Mondavi Corporation's dedicated employees. Constellation also recognizes and respects the expertise, creativity and dedication of Robert Mondavi's employees that have made Mondavi such a great company with its rich tradition and heritage. It is particularly gratifying that Robert Mondavi has agreed to remain involved in the business and serve as the Robert Mondavi brand's ambassador working out of his office in the Robert Mondavi Winery.

     We fully expect that as part of the Constellation family, the Mondavi name will continue to be associated with the highest in quality and will remain an industry leader. You will become part of a team of professionals from the many heritage companies and fine brands that comprise our two companies. We look forward to working together as we progress toward completion of the transaction.

     We want to thank you for your continued dedication and hard work as we work together to create a new industry leader.

     Sincerely,

 /s/ Gregory M. Evans                      /s/ Richard Sands
 -------------------------------------     ------------------------------------
 Gregory M. Evans                          Richard Sands
 President and Chief Executive Officer     Chairman and Chief Executive Officer
 The Robert Mondavi Corporation            Constellation Brands, Inc.

Important Information For Investors And Shareholders

     In connection with the proposed merger, The Robert Mondavi Corporation will file a proxy statement and other relevant documents with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. INVESTORS AND SHAREHOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY THE COMPANY THROUGH THE SEC WEB SITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM THE COMPANY BY DIRECTING A REQUEST TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT 841 LATOUR COURT, NAPA, CA 94558; TELEPHONE
(707) 251-4850; E-MAIL MOND@ROBERTMONDAVI.COM.

     The Company, Constellation Brands, Inc. and their respective directors, executive officers, certain members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company's shareholders and their interests in the solicitation will be set forth in the proxy statement when it is filed with the SEC.


                                       ###

     The following is the text of a set of talking points used in connection with meetings between the Company's management and its employees on November 3, 2004:

Talking Points for Employee Meetings

o I'm going to review some of the highlights from both the email and voicemail on the Constellation announcement. After the general review, I will give you the opportunity to ask questions. At this point, not a lot is known. But, I will take down the questions and ensure that they ultimately get answered by us or Constellation.

o    The BOD met again to discuss proposal from Constellation Brands

o Since receiving their proposal a little over a week ago, our BOD has been looking at various options available to us to maximize shareholder value.

o Constellation has come back to us with an increased bid of $56.50 a share for class A shares and $65.82 for class B shares, which are owned by the family.

o    The stock is currently trading at about $54 per share.

o The BOD and family have determined that it is in the best interest of all shareholders to accept this offer.

o Constellation is a highly successful, publicly-traded organization, headquartered in New York. It is a global force with a brand portfolio of wine, spirits and imported beer. Some of the wine brands in their portfolio are Simi, Ravenswood, Franciscan, Estancia, Blackstone, and Alice White. Constellation has many branch and division offices throughout the world.

o Constellation is led by Chairman Richard Sands, who has been very active in saying when he made this offer that Constellation believes that we have a high level of talent in the organization, and looks forward to adding us to his team. We currently have no reason to believe that anything different is the case.

o Constellation has grown through acquisitions, so they have a significant track record of effectively adding brands and people to their company. In 2001, Constellation acquired local producer Ravenswood. Original owner and winemaker Joel Petersen remains actively involved. In 2003, Constellation acquired Australia's largest wine producer BRL Hardy.

o If the past is a predictor of the future, then Constellation's strategy of acquiring brands and allowing them to be successful as stand-alone brands should allow us to be optimistic about our future.

o Management believes that this transition will take 3 to 4 months. It took us a similar amount of time when we acquired Arrowood several years ago.

o We want you to have the chance to meet the leaders from Constellation. They have expressed an interest in coming out very quickly to meet with the team, so we hope to have something scheduled soon. Chairman Richard Sands is hosting a conference call at 2 pm today, and he encourages all of our employees to listen to this call. You'll find the link to the internet call on the home page of Connect. For those without computer usage, you can call into the following phone conference:

     o    Domestic: 877-860-2442

     o    International: 412-858-4600

o If you can't listen to the live call, there will be a replay available at www.cwines.com.

o In a letter to employees, Richard Sands expresses a deep appreciation for the long and rich history of the family, our brands, and our employees. And, that our complimentary assets will result in a strong company with exciting growth opportunities. He also states that our portfolio will remain intact.

o I know that becoming part of another organization can be a scary prospect. But, there will be many opportunities as part of a larger, global organization.

o Right now, we all need to focus on what we can focus on. We need to continue our day-to-day responsibilities, and continuing building a successful business.

o We were attractive to Constellation because of the strength of our people and our brands. The best thing that each of us can do is to continue to grow, produce, market, sell, and support our brands and wines. Doing this will serve us all best

o As I get the chance to talk to others in management and at Constellation, I will be a fierce advocate for our team. We have an amazing group of people here, and I will ensure that others know this as well.

o While there are many questions that I can't answer at this time, we will write all of your questions now and ensure that they get answered. In honesty, some questions may take a while to answer, and will be worked through as part of our transition process over the months. But, it's important that I hear what's important for you to know so that we get it addressed.

o    (Ask for questions)

o I am confident that we will be able to build a new industry leader in partnership with Constellation. I believe we will prove this to you over the coming months.


Important Information For Investors And Shareholders

     In connection with the proposed merger, The Robert Mondavi Corporation will file a proxy statement and other relevant documents with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. INVESTORS AND SHAREHOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY THE COMPANY THROUGH THE SEC WEB SITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM THE COMPANY BY DIRECTING A REQUEST TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT 841 LATOUR COURT, NAPA, CA 94558; TELEPHONE
(707) 251-4850; E-MAIL MOND@ROBERTMONDAVI.COM.

     The Company, Constellation Brands, Inc. and their respective directors, executive officers, certain members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company's shareholders and their interests in the solicitation will be set forth in the proxy statement when it is filed with the SEC.

GE voicemail/email to employees


Good Afternoon.

This is Greg Evans with substantial news about our company.

Our Board of Directors met again to discuss the proposal received from Constellation Brands to purchase The Robert Mondavi Corporation. Constellation has increased its bid to $56.50 per share of Class A common stock and $65.82 per share of Class B common stock, which represents a premium to where our stock was trading prior to Constellation's announcement of their intent to purchase the company. The Board and family have determined that it is in the best interest of the shareholders to accept this bid and for the Company to sign an agreement with Constellation.

Under the agreement, if the transaction is completed, RMC would become part of Constellation Brands. Over the next several months, we will work closely with Constellation to finalize the details of this transaction.

As you may know, Constellation is a leading international producer and marketer of beverage alcohol brands with a broad portfolio across the wine, spirits and imported beer categories. Constellation produces, markets and sells a broad portfolio of wines throughout the world and their portfolio includes such well-known brands as: Franciscan, Estancia, Simi, Blackstone, Ravenswood, Alice White and Hardy. Selling more than 75 million cases annually, Constellation Wines is the world's largest wine business, operates the leading independent drinks wholesaler and a cider business in the United Kingdom.

The combination of our two businesses creates a global leader in the wine industry. Constellation has indicated that they will take steps to preserve the integrity of our company and will integrate our employees into their winning team. We are encouraged by the opportunities that lie ahead for employees.

I know that the past few months have been highly stressful. And again, I want to thank you for your hard work and your continued focus during this challenging time. Please keep in mind that we continue to have a commitment to moving our business forward even through this transition period. For the next few months, we anticipate that your day-to-day job responsibilities remain the same.

I want you to know that the management team appreciates the results you have achieved in recent months, as well as the support and encouragement you have provided to one another. Your good work will be noticed by us, by our customers and by the folks from Constellation. We will continue to deliver updates. In the meantime, please continue to reach out to your managers or to me with your questions through Outlook under Transition Questions.

Constellation is hosting a call for the public at 2:30pm Pacific time today. We have posted a link to the webcast on the Connect home page. You can also access the call by listening to the webcast on www.cbrands.com or calling 1-800-860-2442. If you are not able to listen this afternoon, a replay of the call will be available until November 10, 2004 by dialing 1-877-344-7529.

Important Information For Investors And Shareholders

     In connection with the proposed merger, The Robert Mondavi Corporation will file a proxy statement and other relevant documents with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. INVESTORS AND SHAREHOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY THE COMPANY THROUGH THE SEC WEB SITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM THE COMPANY BY DIRECTING A REQUEST TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT 841 LATOUR COURT, NAPA, CA 94558; TELEPHONE
(707) 251-4850; E-MAIL MOND@ROBERTMONDAVI.COM.


     The Company, Constellation Brands, Inc. and their respective directors, executive officers, certain members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company's shareholders and their interests in the solicitation will be set forth in the proxy statement when it is filed with the SEC.

Dear Mondavi Employee:

     On behalf of both Constellation Brands and The Robert Mondavi Corporation, we would like to take this opportunity to tell you how pleased and excited we are about the combination of our two great companies and our future together. We are convinced that Constellation and Mondavi are an ideal match that, once combined, will create a global leader in our industry.

     As you may know, Constellation is a leading international producer and marketer of beverage alcohol brands with a broad portfolio across the wine, spirits and imported beer categories. Constellation Wines produces, markets and sells a broad portfolio of wines throughout the world and our portfolio includes such well-known brands as: Franciscan, Estancia, Simi, Blackstone, Ravenswood, Alice White and Hardy. Selling more than 75 million cases annually, Constellation Wines is the world's largest wine business, operates the leading independent drinks wholesaler and a cider business in the United Kingdom.

     Through this combination, Robert Mondavi's fine portfolio of products will remain intact and the combined company will offer customers a broader, more diverse product offering. Our two great companies have complementary wine assets, including vineyards, production facilities and distribution capabilities that will mutually strengthen Constellation's portfolio and the Robert Mondavi brand. We are confident that this combination will result in a stronger company with exciting growth opportunities for all brands in the combined portfolio.

Constellation has a deep appreciation for the long, rich history of the Robert Mondavi family, the Robert Mondavi brand and the contributions of Robert Mondavi Corporation's dedicated employees. Constellation also recognizes and respects the expertise, creativity and dedication of Robert Mondavi's employees that have made Mondavi such a great company with its rich tradition and heritage. It is particularly gratifying that Robert Mondavi has agreed to remain involved in the business and serve as the Robert Mondavi brand's ambassador working out of his office in the Robert Mondavi Winery.

     We fully expect that as part of the Constellation family, the Mondavi name will continue to be associated with the highest in quality and will remain an industry leader. You will become part of a team of professionals from the many heritage companies and fine brands that comprise our two companies. We look forward to working together as we progress toward completion of the transaction.

     We want to thank you for your continued dedication and hard work as we work together to create a new industry leader.

     Sincerely,

/s/ Gregory M. Evans                      /s/ Richard Sands
-------------------------------------     -------------------------------------
Gregory M. Evans                          Richard Sands
President and Chief Executive Officer     Chairman and Chief Executive Officer
The Robert Mondavi Corporation            Constellation Brands, Inc.

Important Information For Investors And Shareholders

     In connection with the proposed merger, The Robert Mondavi Corporation will file a proxy statement and other relevant documents with the Securities and Exchange Commission (the "SEC"). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. INVESTORS AND SHAREHOLDERS WILL HAVE ACCESS TO FREE COPIES OF THE PROXY STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY THE COMPANY THROUGH THE SEC WEB SITE AT WWW.SEC.GOV. THE PROXY STATEMENT AND RELATED MATERIALS MAY ALSO BE OBTAINED FOR FREE (WHEN AVAILABLE) FROM THE COMPANY BY DIRECTING A REQUEST TO THE COMPANY'S INVESTOR RELATIONS DEPARTMENT AT 841 LATOUR COURT, NAPA, CA 94558; TELEPHONE
(707) 251-4850; E-MAIL MOND@ROBERTMONDAVI.COM.


     The Company, Constellation Brands, Inc. and their respective directors, executive officers, certain members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company's shareholders and their interests in the solicitation will be set forth in the proxy statement when it is filed with the SEC.